Fair value of the net assets of Stanford Energy, Inc (Details) (USD $)	Jun. 28, 2012
Fair value of the net assets of Stanford Energy, Inc
Cash acquired	$ 10,887,561
Note payable to Ring cancelled	2,003,122
Prepaid expenses acquired	26,942
Property and equipment acquired	187,637
Tax benefit acquired	436,391
Accounts payable acquired	(9,893)
Fair Value of Net Assets acquired	$ 13,531,760